                        HOUSTON LIGHTING & POWER COMPANY
                               EXHIBIT 4(a)(9)

                                                            FILE NO. 1-74-016051





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                        HOUSTON LIGHTING & POWER COMPANY

                                       TO

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


        (successor to SOUTH TEXAS COMMERCIAL NATIONAL BANK OF HOUSTON),

                          As Trustee under
                          Houston Lighting & Power Company's
                          Mortgage and Deed of Trust,
                          dated as of November 1, 1944.


                                   __________

                                  SIXTY-FOURTH

                             SUPPLEMENTAL INDENTURE

                                   __________

                            Dated as of July 1, 1995



          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


     =====================================================================

          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


                      SIXTY-FOURTH SUPPLEMENTAL INDENTURE


         INDENTURE, dated as of the 1st day of July, 1995, made and entered into by and between Houston Lighting & Power Company, a corporation of the State of Texas, hereinafter sometimes called the Company, and Texas Commerce Bank National Association, a national bank organized under the banking laws of the United States of America, whose principal place of business is in Houston, Texas, hereinafter sometimes called the Trustee, under the Mortgage and Deed of Trust, dated as of November 1, 1944, hereinafter called the Mortgage, which Mortgage was executed and delivered by Houston Lighting & Power Company to secure the payment of Bonds issued or to be issued under and in accordance with the provisions of the Mortgage, this Indenture, hereinafter called the Sixty-Fourth Supplemental Indenture, being supplemental thereto.

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired and intended to be subject to the lien thereof, and the Company has heretofore executed and delivered to the Trustee or its predecessor 63 supplemental indentures; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented, the Company has acquired certain other property, rights and interests in property; and

         WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, Bonds designated First Mortgage Bonds of the following series:

                                                                         Aggregate             Aggregate
                                                                         Principal             Principal
                                                                           Amount               Amount
  Series No.                          Title                                Issued             Outstanding
---------------            ---------------------------                  ------------          ------------
First . . . . . . . . .       2 7/8%  Series due 1974                 $ 30,000,000                    None
Second  . . . . . . . .           3%  Series due 1978                 $ 15,000,000                    None
Third . . . . . . . . .       2 3/4%  Series due 1985                 $ 30,000,000                    None
Fourth  . . . . . . . .       3 1/4%  Series due 1981                 $ 20,000,000                    None
Fifth . . . . . . . . .           3%  Series due 1989                 $ 30,000,000                    None
Sixth . . . . . . . . .       3 1/4%  Series due 1986                 $ 30,000,000                    None
Seventh . . . . . . . .       4 3/4%  Series due 1987                 $ 40,000,000                    None
Eighth  . . . . . . . .       4 7/8%  Series due 1989                 $ 25,000,000                    None
Ninth . . . . . . . . .       4 1/2%  Series due 1992                 $ 25,000,000                    None
Tenth . . . . . . . . .       5 1/4%  Series due 1996                 $ 40,000,000              $ 40,000,000





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

                                                                         Aggregate             Aggregate
                                                                         Principal             Principal
                                                                           Amount               Amount
  Series No.                          Title                                Issued             Outstanding
---------------            ---------------------------                  ------------          ------------
Eleventh  . . . . . . .       5 1/4%  Series due 1997                 $ 40,000,000              $ 40,000,000
Twelfth . . . . . . . .       6 3/4%  Series due 1997                 $ 35,000,000              $ 35,000,000
Thirteenth  . . . . . .       6 3/4%  Series due 1998                 $ 35,000,000              $ 35,000,000
Fourteenth  . . . . . .       7 1/2%  Series due 1999                 $ 30,000,000                    None
Fifteenth . . . . . . .       7 1/4%  Series due 2001                 $ 50,000,000              $ 50,000,000
Sixteenth . . . . . . .       7 1/2%  Series due 2001                 $ 50,000,000                    None
Seventeenth . . . . . .       8 1/8%  Series due 2004                 $100,000,000                    None
Eighteenth  . . . . . .      10 1/8%  Series due                      $100,000,000                    None
                                      September 1, 2004
Nineteenth. . . . . . .       8 3/4%  Series due                      $125,000,000                    None
                                      March 1, 2005
Twentieth . . . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2006
Twenty-First. . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2007
Twenty-Second . . . . .       8 7/8%  Series due                      $125,000,000                    None
                                      September 1, 2008
Twenty-Third. . . . . .       9 1/4%  Series due                      $100,000,000                    None
                                      December 1, 2008
Twenty-Fourth . . . . .      11 1/4%  Series due                      $125,000,000                    None
                                      December 1, 2009
Twenty-Fifth. . . . . .          12%  Series due                      $100,000,000                    None
                                      June 1, 2010
Twenty-Sixth. . . . . .      13 7/8%  Series due                      $125,000,000                    None
                                      February 1, 1991
Twenty-Seventh. . . . .      15 1/8%  Series due                      $125,000,000                    None
                                      March 1, 1992
Twenty-Eighth . . . . .      12 3/8%  Series due                      $125,000,000                    None
                                      March 15, 2013
Twenty-Ninth. . . . . .      11 5/8%  Series due                      $200,000,000                    None
                                      November 1, 2015
Thirtieth . . . . . . .   Pollution Control 7 7/8%                    $ 50,000,000              $ 50,000,000
                            Series due 2018
Thirty-First. . . . . .   Pollution Control 7 7/8%                    $ 68,000,000              $ 68,000,000
                            Series due 2016
Thirty-Second . . . . .        9%     Series due                      $390,519,000                    None
                                      March 1, 2017
Thirty-Third. . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1991
Thirty-Fourth . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1992
Thirty-Fifth. . . . . .    9 3/8%     Series due                      $136,000,000                    None
                                      January 20, 1993
Thirty-Sixth. . . . . .   Pollution Control 8 1/4%                    $ 90,000,000              $ 90,000,000
                            Series due May 1, 2015
Thirty-Seventh. . . . .   Pollution Control 8 1/4%                    $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Eighth . . . . .   Pollution Control 8.10%                     $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Ninth. . . . . .   Pollution Control 7 3/4%                    $ 68,700,000              $ 68,700,000
                            Series due October 1, 2015
Fortieth. . . . . . . .   Medium-Term Note 15%                        $200,000,000              $180,500,000





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

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                        Title                                Issued                 Outstanding
---------------           ------------------------                    ------------              ------------
                            Series due November 1,
                            2018
Forty-First . . . . . .   10 1/4% Series due                          $225,000,000                    None
                           February 1, 2019
Forty-Second. . . . . .   Pollution Control 7 7/8%                    $ 29,685,000              $ 29,685,000
                           Series due February 1,
                           2019
Forty-Third . . . . . .   Pollution Control 7.70%                     $ 75,000,000              $ 75,000,000
                           Series due February 1,
                           2019
Forty-Fourth. . . . . .   Medium-Term Note 15%                        $200,000,000              $200,000,000
                           Series due May 1, 2019
Forty-Fifth . . . . . .   Pollution Control 7%                        $ 19,200,000              $ 19,200,000
                           Series due December 1,
                           2008
Forty-Sixth . . . . . .   Pollution Control 7 1/8%                    $100,000,000              $100,000,000
                           Series due July 1, 2019
Forty-Seventh . . . . .   Pollution Control 7 5/8%                    $100,000,000              $100,000,000
                           Series due May 1, 2019
Forty-Eighth. . . . . .   Pollution Control 7.60%                     $ 70,315,000              $ 70,315,000
                           Series due October 1,
                           2019
Forty-Ninth . . . . . .   Pollution Control 7.20%                     $100,000,000              $100,000,000
                           Series A due December 1,
                           2018
Fiftieth. . . . . . . .   Pollution Control 7.20%                     $ 75,000,000              $ 75,000,000
                           Series B due December 1,
                           2018
Fifty-First . . . . . .   9.15% Series due                            $160,000,000              $160,000,000
                           March 15, 2021
                           March 1, 1997
Fifty-Second. . . . . .   7 5/8% Series due                           $150,000,000              $150,000,000
Fifty-Third . . . . . .   8 3/4% Series due                           $100,000,000              $ 81,000,000
                           March 1, 2022
Fifty-Fourth. . . . . .   Pollution Control 6.70%                     $ 43,820,000              $ 43,820,000
                           Series due March 1, 2017
Fifty-Fifth . . . . . .   Pollution Control 6.70%                     $ 56,095,000              $ 56,095,000
                           Series due March 1, 2027
Fifty-Sixth . . . . . .   Pollution Control 6 3/8%                    $ 33,470,000              $ 33,470,000
                           Series A due April 1,
                           2012
Fifty-Seventh . . . . .   Pollution Control 6 3/8%                    $ 12,100,000              $ 12,100,000
                           Series B due April 1,
                           2012
Fifty-Eighth. . . . . .   Medium-Term Note 10%                        $400,000,000              $400,000,000
                           Series due February 1,
                           2028
Fifty-Ninth . . . . . .   7 3/4% Series due March 15,                 $250,000,000              $250,000,000
                           2023
Sixtieth  . . . . . . .   7 1/2% Series due July 1,                   $200,000,000              $200,000,000
                           2023
Sixty-First . . . . . .   Pollution Control 5.60%                     $ 83,565,000              $ 83,565,000
                           Series due December 1, 2017





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

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                        Title                                Issued                 Outstanding
---------------           ------------------------                    ------------              ------------
Sixty-Second. . . . . .   Pollution Control 4.90%                     $ 16,600,000              $ 16,600,000
                           Series due December 1, 2003
Sixty-Third . . . . . .   Medium-Term Note 10%                        $350,000,000              $350,000,000
                           Series due December 1, 2028

; and

         WHEREAS, immediately following the execution and delivery of this Sixty-Fourth Supplemental Indenture, the Company will execute and deliver a Sixty-Fifth Supplemental Indenture relating to a series of Bonds designated "Pollution Control 15% Series due October 15, 2015" in the aggregate principal amount of $58,905,000; and

         WHEREAS, the Trustee is duly qualified and eligible to act, and is acting, as trustee under the Mortgage, as heretofore supplemented, in accordance with the terms thereof; and

         WHEREAS, Section 8 of the Mortgage provides for the issuance of Bonds in series, with the form of each series of Bonds (other than the First Series) issued thereunder to be established by resolution of the Board of Directors of the Company and the form of such series, as established by said Board of Directors, to specify the descriptive title of the Bonds and various other terms thereof, and to also contain such provisions as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such Bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, the Company now desires to create a new series of Bonds and, in accordance with Section 126 of the Mortgage, to add to the covenants and agreements contained in the Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and modify in certain respects provisions contained in the Mortgage, as heretofore supplemented; and

         WHEREAS, the execution and delivery by the Company of this Sixty-Fourth Supplemental Indenture, and the terms of the Bond of the Sixty-Fourth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Houston Lighting & Power Company, in consideration of the premises and in order further to secure the payment of the principal of and premium, if any, and interest on the Bonds from time to time issued under the Mortgage, as heretofore supplemented, according to their tenor and effect, and performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification or alteration made as in the Mortgage provided) and of said
Bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms unto Texas Commerce Bank National Association, as Trustee under the Mortgage, as heretofore supplemented, and to its successor or successors in said trust and to it and its and their assigns forever, all properties, whether real, personal or mixed of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature acquired by the Company on or after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), and whether now owned or hereafter acquired by the Company and wheresoever situated, including





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
(without limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Sixty-Fourth Supplemental Indenture) all lands, flowage rights, water rights, flumes, raceways, dams, rights-of-way and roads; all plants for the generation of electricity by water, steam and/or other power, power houses, gas plants, telephone systems, water works, water systems, steam heat plants, hot water plants, substations, measuring stations, regulating stations, gathering lines, gas transportation lines, transmission lines, distributing systems, bridges, culverts, tracks, rolling stock, vehicles, buses, automobiles, ice plants, refrigeration plants, railway systems whether street or interurban, all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes whether for water, steam heat, gas or other purposes; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture and chattels; all municipal franchises and other franchises; all lines for the transportation, transmission and/or distribution of electric current, gas, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property herein or in the Mortgage, as heretofore supplemented, described or referred to.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 59 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Sixty-Fourth Supplemental Indenture and from the lien and operation of the Mortgage, as heretofore supplemented: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not herein or in the Mortgage, as heretofore supplemented, specifically pledged, paid, deposited or delivered hereunder or under the Mortgage, as heretofore supplemented, or covenanted to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged hereunder or under the Mortgage, as heretofore supplemented, or covenanted so to be; and (4) all timber, minerals, mineral rights and royalties; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as heretofore supplemented, and this Sixty-Fourth Supplemental Indenture in the above subdivisions (2) and (3) of this paragraph shall (to the extent permitted by law) cease to be excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in
Article XII of the Mortgage by reason of the occurrence of a completed default as defined in Section 67 thereof.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid or intended so to be, unto the Trustee and its successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisions and covenants as are set forth in the Mortgage, as heretofore supplemented, this Sixty-Fourth Supplemental Indenture being supplemental to the Mortgage.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as heretofore supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:

                                   ARTICLE I.

                          Sixty-Fourth Series of Bonds

         SECTION 1. There shall be a series of Bonds designated "Pollution Control 15% Series due August 1, 2015" (herein sometimes referred to as the "Bond of the Sixty-Fourth Series") of which the Company shall be authorized to issue a maximum of $91,945,000 in total principal amount, each of which shall also bear the descriptive title First Mortgage Bond and the form thereof and the terms and provisions thereof are hereby established as follows:

                   [FORM OF BOND OF THE SIXTY-FOURTH SERIES]

         THE BOND REPRESENTED BY THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT

TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, AS HEREIN DEFINED. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

                        HOUSTON LIGHTING & POWER COMPANY
                              FIRST MORTGAGE BOND,
                POLLUTION CONTROL 15% SERIES DUE AUGUST 1, 2015

No...........                                               $...................

         Houston Lighting & Power Company, a corporation of the State of Texas (hereinafter called the Company), for value received, hereby promises to pay to The First National Bank of Chicago (First Chicago), acting in its capacity as trustee (BRA Trustee) under that certain Trust Indenture, dated as of July 1, 1995 (Trust Indenture), between the Brazos River Authority and First Chicago relating to the Brazos River Authority Collateralized Revenue Refunding Bonds (Houston Lighting & Power Company Project) Series 1995 (Series 1995 Revenue Bonds), and its successors, on August 1, 2015 at the office or agency of the Company in the City of Houston, Texas, ____________ Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the BRA Trustee interest thereon from July 1, 1995 or the most recent February 1 or August 1 to which interest has been paid or duly provided for, at the rate of 15% per annum in like coin or currency, at said office or agency on each February 1 and August 1 in each year, commencing February 1, 1996 and at maturity, until the Company's obligation with respect to the payment of such principal shall have been discharged. Notwithstanding the foregoing, the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond, whether at maturity, upon redemption or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged if at the time any such payment shall be due, the then-due principal or purchase price of, premium, if any, or interest on the Series 1995 Revenue Bonds shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged. In addition, such obligation to make any payment of the principal of, premium, if any, or interest on this Bond at any time shall be deemed to have been satisfied and discharged to the extent that the amount of the Company's obligation to make any payment of the principal of and premium, if any, and interest on this Bond exceeds the obligation of the Company at that time to make any Installment Payment (as defined in that certain Installment Payment and Bond Amortization Agreement, dated as of July 1, 1995 (Agreement), between the Brazos River Authority and the Company relating to the Series 1995 Revenue Bonds).

         The Sixty-Fourth Supplemental Indenture to the Mortgage hereinafter mentioned provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, taken, reserved, charged or received, it being the intention of the parties hereto to conform strictly to the usury laws of the State of Texas.

         This Bond shall not become obligatory until Texas Commerce Bank National Association, the Trustee under the Mortgage hereinafter mentioned, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Houston Lighting & Power Company has caused this Bond to be signed in its name by its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

         Dated................
                                   HOUSTON LIGHTING & POWER COMPANY

                                   By..............................
                                                          President
Attest:

 .........................
                Secretary


This is the Bond of the series
herein designated, provided for in
the within-mentioned Mortgage.

TEXAS COMMERCE BANK                             HOUSTON INDUSTRIES INCORPORATED,
NATIONAL ASSOCIATION,                                            Transfer Agent,
  Trustee/Authenticating Agent,

By________________________________              By______________________________
           Authorized Signatory                            Authorized Officer

                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,

                POLLUTION CONTROL 15% SERIES DUE AUGUST 1, 2015


         This Bond is the Bond of the Company of the series specified in the title hereof, and is issued in the aggregate principal amount of $91,945,000 in order to provide the benefit of a lien to secure the obligations of the Company to pay the Installment Payments (as defined in the Agreement) under the Agreement, and is together with all Bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for other Bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of November 1, 1944, executed by the Company to South Texas Commercial National Bank of Houston (Texas Commerce Bank National Association, as successor trustee), as Trustee, to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the Bonds in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the Bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the Bonds and/or Coupons and/or the terms and provisions of the Mortgage may be modified or altered by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding under the Mortgage and, if the rights of one or more, but fewer than all, series of Bonds then outstanding are to be affected, then also by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding of each series of Bonds so to be affected (excluding in any case Bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration, among other things, shall impair or affect the right of the holder to receive payment of the principal of and premium, if any, and interest on this Bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         The applicable Supplemental Indenture to the Mortgage provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, taken, reserved, charged or received.

         The Mortgage provides that no holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of the Mortgage or for the execution of any trust thereof or for the appointment of a receiver or any other remedy thereunder, unless (i) such holder shall have previously given to the Trustee written notice of a default,
(ii) the holders of 25% in principal amount of the Bonds then outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers granted to it in the Mortgage or to institute such action, suit or proceeding in its own name, (iii) such holders shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred and (iv) the Trustee shall have declined to take such action or shall have failed to do so within 60 days thereafter. Notwithstanding any other provision of the Mortgage, the right of any holder of any Bond to receive payment of the principal of and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder. The Mortgage provides that the holders of not less than a majority in principal amount of the Bonds at the time outstanding may direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and the Mortgage and that, subject to certain provisions of the Mortgage, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall by responsible officers determine that the action or proceeding so directed would involve the Trustee in personal liability or be unjustifiably prejudicial to nonassenting bondholders or that it will not be sufficiently indemnified for any expenditures in any action or proceeding so directed.

         This Bond has been issued and delivered to, registered in the name of and pledged with the BRA Trustee under the Trust Indenture for the ratable benefit of the owners of the Series 1995 Revenue Bonds and shall not be transferable except to any successor trustee under the Trust Indenture, any such transfer to be made at the office or agency of the Company in the City of Houston, Texas, upon surrender and cancellation of this Bond, and thereupon a new fully registered Bond of the same series for a like principal amount will be issued to such transferee in exchange herefor as provided in the Mortgage. The Company hereby waives any right to make a charge for such an exchange or transfer of this Bond. The Company and the Trustee may deem and treat the BRA Trustee as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the BRA Trustee, signed by its president, a vice president or a trust officer, stating that an Installment Payment has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of this series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except

(i) pursuant to the provisions of the second immediately following paragraph or
(ii) that in the event that any of the Series 1995 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1995 Revenue Bonds, the Bond of this series, in a principal amount equal to the aggregate principal amount of the Series 1995 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1995 Revenue Bonds, at the principal amount thereof, plus accrued interest thereon equal to the amount of accrued interest of the Series 1995 Revenue Bonds so to be redeemed to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of this series is required pursuant to clause (ii) of the immediately preceding paragraph unless and until it shall have received a written notice from the BRA Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that Series 1995 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and date fixed for redemption of the Series 1995 Revenue Bonds so to be redeemed.

         The Bonds of this series shall also be redeemable in whole, by payment of the principal amount thereof plus accrued interest thereon equal to the amount of accrued interest of all of the Series 1995 Revenue Bonds then outstanding under the Trust Indenture to the date fixed for redemption, upon receipt by the Trustee of a written demand from the BRA Trustee under the Trust Indenture stating that the principal amount of all the Series 1995 Revenue Bonds then outstanding under the Trust Indenture has been declared immediately due and payable pursuant to the provisions of Section 8.02 of the Trust Indenture. The date fixed for such redemption shall not be more than 180 days after receipt by the Trustee of the aforesaid written demand and a notice of redemption shall be (i) published pursuant to the provisions of Section 54 of the Mortgage and (ii) delivered to each registered holder of a Bond of this series not less than 20 days prior to the date so fixed for such redemption pursuant to the provisions of Section 54 of the Mortgage. Such notice of redemption shall be rescinded and become null and void for all purposes under the Mortgage upon rescission, annulment or waiver of the aforesaid written demand or the aforesaid declaration of maturity pursuant to the terms and provisions of the Trust Indenture, and thereupon the obligation to redeem the Bonds of this series shall terminate and no redemption of the Bonds of this series and no payments in respect thereof as specified in such notice of redemption shall be effected or required.

         The Company hereby waives its right to have any notice of redemption
(i) by reason of a Determination of Taxability or (ii) pursuant to the provisions of the immediately preceding paragraph state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice will not be conditional.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Mortgage.

                             [END OF FORM OF BOND]

         The Bond of the Sixty-Fourth Series shall be issued as a fully registered Bond; it shall bear interest at the rate per annum shown in its title, payable semi annually on February 1 and August 1 of each year, commencing February 1, 1996, and at maturity; the principal of and premium, if any, and interest on said Bond to be payable at the office or agency of the Company in the City of Houston, Texas, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Bond of the Sixty-Fourth Series shall be dated as in Section 10 of the Mortgage provided.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of the Sixty-Fourth Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the BRA Trustee, signed by its president, a vice president or a trust officer, stating that an Installment Payment, as such term is defined in the Agreement, has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of the Sixty-Fourth Series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except (i) pursuant to the provisions of the second immediately following paragraph or (ii) that in the event that any of the Series 1995 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1995 Revenue Bonds, the Bond of the Sixty-Fourth Series, in a principal amount equal to the aggregate principal amount of the Series 1995 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1995 Revenue Bonds, at the principal amount thereof, plus accrued interest thereon equal to the amount of accrued interest of the Series 1995A Revenue Bonds so to be redeemed to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of the Sixty-Fourth Series is required pursuant to clause (ii) of the immediately preceding paragraph unless and until it shall have received a written notice from the BRA Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that the Series 1995 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and the date fixed for redemption of the Series 1995 Revenue Bonds so to be redeemed.

         The Bonds of the Sixty-Fourth Series shall also be redeemable in whole, by payment of the principal amount thereof plus accrued interest thereon equal to the amount of accrued interest of all of the Series 1995 Revenue Bonds then outstanding under the Trust Indenture to the date fixed for redemption, upon receipt by the Trustee of a written demand from the BRA Trustee under the Trust Indenture stating that the principal amount of all the Series 1995 Revenue Bonds then outstanding under the Trust Indenture has been declared immediately due and payable pursuant to the provisions of Section 8.02 of the Trust Indenture. The date fixed for such redemption shall not be more than 180 days after receipt by the Trustee of the aforesaid written demand and a notice of redemption shall be (i) published pursuant to the provisions of
Section 54 of the Mortgage and (ii) delivered to each registered holder of a Bond of the Sixty-Fourth Series not less than 20 days prior to the date so fixed for such redemption pursuant to the provisions of Section 54 of the Mortgage. Such notice of redemption shall be rescinded and become null and void for all purposes under the Mortgage upon rescission, annulment or waiver of the aforesaid written demand or the aforesaid declaration of maturity pursuant to the terms and provisions of the Trust Indenture, and thereupon the obligation to redeem the Bonds of the Sixty-Fourth Series shall terminate and no redemption of the Bonds of the Sixty-Fourth Series and no payments in respect thereof as specified in such notice of redemption shall be effected or required.

         The Company hereby waives its right to have any notice of redemption
(i) by reason of a Determination of Taxability or (ii) pursuant to the provisions of the immediately preceding paragraph state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice shall not be conditional.

                                  ARTICLE II.

                          Replacement Fund Provisions

         SECTION 2. Section 3 of the First Supplemental Indenture, as heretofore amended, is hereby further amended by inserting "Sixty-Fourth Series," before the words "Sixty-Third" each time such words appear in said
Section 3, as heretofore amended.

                                  ARTICLE III.

                            Miscellaneous Provisions

         SECTION 3. Subject to the amendments provided for in this Sixty-Fourth Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Sixty-Fourth Supplemental Indenture, have the meaning specified in the Mortgage, as heretofore supplemented.

         So long as any Bonds of the Sixty-Fourth Series are outstanding, whenever a net earnings certificate is required by the Mortgage to be furnished to the Trustee as a condition precedent to the authentication and delivery of Bonds, no Bonds shall be authenticated and delivered by the Trustee unless such net earnings certificate shall show, in addition to the matters required by Sections 7 and 28 of the Mortgage, that after deducting from the net earnings of the Company as so calculated an amount equal to the Company's expenses and provisions for renewals, replacements, depreciation, depletion, retirement and amortization of property during the period for which such net earnings shall have been calculated, the remainder of the net earnings of the Company shall have been at least equivalent to twice the annual interest requirements as shown by such net earnings certificate.

         SECTION 4. This Sixty-Fourth Supplemental Indenture and the Bond of the Sixty-Fourth Series shall be deemed to be a contract made under the laws of the State of Texas, and for all purposes shall be construed in accordance with the laws of said State.

         The amount of interest payable or paid on the Bond of the Sixty-Fourth Series shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, taken, reserved, charged or received (the "Maximum Interest Rate"). If, as a result of any circumstances whatsoever, the Company or any other person is deemed to have paid interest (or amounts deemed to be interest under applicable law) or any holder of a Bond of this Sixty-Fourth Series is deemed to have contracted for, taken, reserved, charged or received interest (or amounts deemed to be interest under applicable law), in excess of the Maximum Interest Rate, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of validity, and if from any such circumstance, the Trustee, acting on behalf of the holders, or any holder shall ever receive interest or anything that might be deemed interest under applicable law that would exceed the Maximum Interest Rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing on the applicable Bond or Bonds and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of any such Bond or Bonds, such excess shall be refunded to the Company. In addition, for purposes of determining whether payments in respect of the Bond of the Sixty-Fourth Series are usurious, all sums paid or agreed to be paid with respect to such Bond for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bond.

         SECTION 5. The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

         The Trustee shall not be responsible in any manner whatsoever for or in respect to the validity or sufficiency of this Sixty-Fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVI of the Mortgage shall apply to and form part of this Sixty-Fourth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixty-Fourth Supplemental Indenture.

         SECTION 6.  Subject to the provisions of Articles XV and XVI of the

Mortgage, whenever in this Sixty-Fourth Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Sixty-Fourth Supplemental Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 7. Nothing in this Sixty-Fourth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented, any right, remedy or claim under or by reason of this Sixty-Fourth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Sixty-Fourth Supplemental Indenture, by or on behalf of the Company, shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented.

         SECTION 8. This Sixty-Fourth Supplemental Indenture may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, HOUSTON LIGHTING & POWER COMPANY and TEXAS COMMERCE BANK NATIONAL ASSOCIATION each has caused this Sixty-Fourth Supplemental Indenture to be signed in its corporate name and its corporate seal to be affixed and attested by its duly authorized officers as of the 1st day of July, 1995.


                                        HOUSTON LIGHTING & POWER COMPANY

Attest:                                 By /s/ K. W. Nabors
                                           ---------------------------------
                                           Vice President

/s/ Rufus S. Scott
-------------------------------
Assistant Secretary

                                                          [Corporate Seal]

                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION,

                                                          As Trustee.


Attest:                                 By /s/ Wayne Mentz
                                           --------------------------------
                                           Wayne Mentz
/s/ Jo Anne K. Gulliver                    Assistant Vice President
-------------------------------            & Trust Officer
      Jo Anne Gulliver
      Vice President
         & Trust Officer


                                                            [Corporate Seal]


STATE OF TEXAS
COUNTY OF HARRIS

      This instrument was acknowledged before me on July 10, 1995 by K. W. Nabors of Houston Lighting & Power Company, a Texas corporation, on behalf of said corporation.


                                        /s/ Miroslava D. Massar
                                        ---------------------------------------
                                        Notary Public for the State of Texas

                                        My Commission Expires:   9/30/96
                                        [Notarial Seal]

STATE OF TEXAS
COUNTY OF HARRIS

      This instrument was acknowledged before me on July 14, 1995 by Wayne Mentz, Assistant Vice President & Trust Officer of Texas Commerce Bank National Association, a national banking association organized under the laws of the United States, on behalf of said association.


                                        /s/ Connie J. Arndt
                                        ---------------------------------------
                                        Notary Public for the State of Texas
                                        My Commission Expires: 3/6/99
                                        [Notarial Seal]

STATE OF TEXAS
COUNTY OF HARRIS

      The undersigned, Rufus S. Scott, Assistant Corporate Secretary of Houston Lighting & Power Company, a corporation of the State of Texas, being first duly sworn, deposes and says that Houston Lighting & Power Company, the corporation that executed the foregoing instrument, is a utility as defined in
Section 35.01(2) of the Business and Commerce Code of the State of Texas, that is to say a corporation engaged in Texas in the generation, transmission or distribution and sale of electric power.



                                        /s/ Rufus S. Scott
                                        -----------------------------
                                        Rufus S. Scott



Subscribed and sworn to before me
this 10th day of July, 1995



/s/ Bonita Gatlin                                           [Notarial Seal]
-------------------------------------
Notary Public for the State of Texas


My Commission Expires:

4-27-96

                                                            FILE NO. 1-74-016051





     ======================================================================



                        HOUSTON LIGHTING & POWER COMPANY

                                       TO

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


        (successor to SOUTH TEXAS COMMERCIAL NATIONAL BANK OF HOUSTON),

                            As Trustee under
                            Houston Lighting & Power Company's
                            Mortgage and Deed of Trust,
                            dated as of November 1, 1944.


                                   __________

                                  SIXTY-FIFTH

                             SUPPLEMENTAL INDENTURE

                                   __________

                            Dated as of July 1, 1995



          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


     =====================================================================

          This Instrument Contains After-Acquired Property Provisions.

            This Instrument Grants A Security Interest By A Utility.


                       SIXTY-FIFTH SUPPLEMENTAL INDENTURE


         INDENTURE, dated as of the 1st day of July, 1995, made and entered into by and between Houston Lighting & Power Company, a corporation of the State of Texas, hereinafter sometimes called the Company, and Texas Commerce Bank National Association, a national bank organized under the banking laws of the United States of America, whose principal place of business is in Houston, Texas, hereinafter sometimes called the Trustee, under the Mortgage and Deed of Trust, dated as of November 1, 1944, hereinafter called the Mortgage, which Mortgage was executed and delivered by Houston Lighting & Power Company to secure the payment of Bonds issued or to be issued under and in accordance with the provisions of the Mortgage, this Indenture, hereinafter called the Sixty-Fifth Supplemental Indenture, being supplemental thereto.

         WHEREAS, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the lien of the Mortgage any property thereafter acquired and intended to be subject to the lien thereof, and the Company has heretofore executed and delivered to the Trustee or its predecessor 64 supplemental indentures; and

         WHEREAS, in addition to the property described in the Mortgage, as heretofore supplemented, the Company has acquired certain other property, rights and interests in property; and

         WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, Bonds designated First Mortgage Bonds of the following series:

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                         Title                               Issued                 Outstanding
---------------           ---------------------------                 ------------              ------------
First . . . . . . . . .       2 7/8%  Series due 1974                 $ 30,000,000                    None
Second  . . . . . . . .           3%  Series due 1978                 $ 15,000,000                    None
Third . . . . . . . . .       2 3/4%  Series due 1985                 $ 30,000,000                    None
Fourth  . . . . . . . .       3 1/4%  Series due 1981                 $ 20,000,000                    None
Fifth . . . . . . . . .           3%  Series due 1989                 $ 30,000,000                    None
Sixth . . . . . . . . .       3 1/4%  Series due 1986                 $ 30,000,000                    None
Seventh . . . . . . . .       4 3/4%  Series due 1987                 $ 40,000,000                    None
Eighth  . . . . . . . .       4 7/8%  Series due 1989                 $ 25,000,000                    None
Ninth . . . . . . . . .       4 1/2%  Series due 1992                 $ 25,000,000                    None
Tenth . . . . . . . . .       5 1/4%  Series due 1996                 $ 40,000,000              $ 40,000,000
Eleventh  . . . . . . .       5 1/4%  Series due 1997                 $ 40,000,000              $ 40,000,000

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                         Title                               Issued                 Outstanding
---------------           ---------------------------                 ------------              ------------
Twelfth . . . . . . . .       6 3/4%  Series due 1997                 $ 35,000,000              $ 35,000,000
Thirteenth  . . . . . .       6 3/4%  Series due 1998                 $ 35,000,000              $ 35,000,000
Fourteenth  . . . . . .       7 1/2%  Series due 1999                 $ 30,000,000                    None
Fifteenth . . . . . . .       7 1/4%  Series due 2001                 $ 50,000,000              $ 50,000,000
Sixteenth . . . . . . .       7 1/2%  Series due 2001                 $ 50,000,000                    None
Seventeenth . . . . . .       8 1/8%  Series due 2004                 $100,000,000                    None
Eighteenth  . . . . . .      10 1/8%  Series due                      $100,000,000                    None
                                      September 1, 2004
Nineteenth. . . . . . .       8 3/4%  Series due                      $125,000,000                    None
                                      March 1, 2005
Twentieth . . . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2006
Twenty-First. . . . . .       8 3/8%  Series due                      $125,000,000                    None
                                      October 1, 2007
Twenty-Second . . . . .       8 7/8%  Series due                      $125,000,000                    None
                                      September 1, 2008
Twenty-Third. . . . . .       9 1/4%  Series due                      $100,000,000                    None
                                      December 1, 2008
Twenty-Fourth . . . . .      11 1/4%  Series due                      $125,000,000                    None
                                      December 1, 2009
Twenty-Fifth. . . . . .          12%  Series due                      $100,000,000                    None
                                      June 1, 2010
Twenty-Sixth. . . . . .      13 7/8%  Series due                      $125,000,000                    None
                                      February 1, 1991
Twenty-Seventh. . . . .      15 1/8%  Series due                      $125,000,000                    None
                                      March 1, 1992
Twenty-Eighth . . . . .      12 3/8%  Series due                      $125,000,000                    None
                                      March 15, 2013
Twenty-Ninth. . . . . .      11 5/8%  Series due                      $200,000,000                    None
                                      November 1, 2015
Thirtieth . . . . . . .   Pollution Control 7 7/8%                    $ 50,000,000              $ 50,000,000
                            Series due 2018
Thirty-First. . . . . .   Pollution Control 7 7/8%                    $ 68,000,000              $ 68,000,000
                            Series due 2016
Thirty-Second . . . . .        9%     Series due                      $390,519,000                    None
                                      March 1, 2017
Thirty-Third. . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1991
Thirty-Fourth . . . . .    9 3/8%     Series due                      $132,000,000                    None
                                      January 20, 1992
Thirty-Fifth. . . . . .    9 3/8%     Series due                      $136,000,000                    None
                                      January 20, 1993
Thirty-Sixth. . . . . .   Pollution Control 8 1/4%                    $ 90,000,000              $ 90,000,000
                            Series due May 1, 2015
Thirty-Seventh. . . . .   Pollution Control 8 1/4%                    $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Eighth . . . . .   Pollution Control 8.10%                     $100,000,000              $100,000,000
                            Series due May 1, 2019
Thirty-Ninth. . . . . .   Pollution Control 7 3/4%                    $ 68,700,000              $ 68,700,000
                            Series due October 1,
                            2015
Fortieth. . . . . . . .   Medium-Term Note 15%                        $200,000,000              $180,500,000
                            Series due November 1,

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                        Title                                Issued                 Outstanding
---------------           ------------------------                    ------------              ------------
                            2018
Forty-First . . . . . .   10 1/4% Series due                          $225,000,000                    None
                           February 1, 2019
Forty-Second. . . . . .   Pollution Control 7 7/8%                    $ 29,685,000              $ 29,685,000
                           Series due February 1,
                           2019
Forty-Third . . . . . .   Pollution Control 7.70%                     $ 75,000,000              $ 75,000,000
                           Series due February 1,
                           2019
Forty-Fourth. . . . . .   Medium-Term Note 15%                        $200,000,000              $200,000,000
                           Series due May 1, 2019
Forty-Fifth . . . . . .   Pollution Control 7%                        $ 19,200,000              $ 19,200,000
                           Series due December 1,
                           2008
Forty-Sixth . . . . . .   Pollution Control 7 1/8%                    $100,000,000              $100,000,000
                           Series due July 1, 2019
Forty-Seventh . . . . .   Pollution Control 7 5/8%                    $100,000,000              $100,000,000
                           Series due May 1, 2019
Forty-Eighth. . . . . .   Pollution Control 7.60%                     $ 70,315,000              $ 70,315,000
                           Series due October 1,
                           2019
Forty-Ninth . . . . . .   Pollution Control 7.20%                     $100,000,000              $100,000,000
                           Series A due December 1,
                           2018
Fiftieth. . . . . . . .   Pollution Control 7.20%                     $ 75,000,000              $ 75,000,000
                           Series B due December 1,
                           2018
Fifty-First . . . . . .   9.15% Series due                            $160,000,000              $160,000,000
                           March 15, 2021
Fifty-Second. . . . . .   7 5/8% Series due                           $150,000,000              $150,000,000
                           March 1, 1997
Fifty-Third . . . . . .   8 3/4% Series due                           $100,000,000              $ 81,000,000
                           March 1, 2022
                           Series due March 1, 2017
Fifty-Fourth. . . . . .   Pollution Control 6.70%                     $ 43,820,000              $ 43,820,000
                           Series due March 1, 2017
Fifty-Fifth . . . . . .   Pollution Control 6.70%                     $ 56,095,000              $ 56,095,000
                           Series due March 1, 2027
Fifty-Sixth . . . . . .   Pollution Control 6 3/8%                    $ 33,470,000              $ 33,470,000
                           Series A due April 1,
                           2012
Fifty-Seventh . . . . .   Pollution Control 6 3/8%                    $ 12,100,000              $ 12,100,000
                           Series B due April 1,
                           2012
Fifty-Eighth. . . . . .   Medium-Term Note 10%                        $400,000,000              $400,000,000
                           Series due February 1,
                           2028
Fifty-Ninth . . . . . .   7 3/4% Series due March 15,                 $250,000,000              $250,000,000
                           2023
Sixtieth  . . . . . . .   7 1/2% Series due July 1,                   $200,000,000              $200,000,000
                           2023
Sixty-First . . . . . .   Pollution Control 5.60%                     $ 83,565,000              $ 83,565,000

                                                                       Aggregate                 Aggregate
                                                                       Principal                 Principal
                                                                         Amount                   Amount
  Series No.                        Title                                Issued                 Outstanding
---------------           ------------------------                    ------------              ------------
                           Series due December 1, 2017

Sixty-Second. . . . . .   Pollution Control 4.90%                     $ 16,600,000              $ 16,600,000
                           Series due December 1, 2003

Sixty-Third . . . . . .   Medium-Term Note 10%                        $350,000,000              $350,000,000
                           Series due December 1,
                           2028

; and

         WHEREAS, immediately prior to the execution and delivery of this Sixty-Fifth Supplemental Indenture, the Company has executed and delivered a Sixty-Fourth Supplemental Indenture relating to a series of Bonds designated "Pollution Control 15% Series due August 1, 2015" in the aggregate principal amount of $91,945,000; and

         WHEREAS, the Trustee is duly qualified and eligible to act, and is acting, as trustee under the Mortgage, as heretofore supplemented, in accordance with the terms thereof; and

         WHEREAS, Section 8 of the Mortgage provides for the issuance of Bonds in series, with the form of each series of Bonds (other than the First Series) issued thereunder to be established by resolution of the Board of Directors of the Company and the form of such series, as established by said Board of Directors, to specify the descriptive title of the Bonds and various other terms thereof, and to also contain such provisions as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such Bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS, the Company now desires to create a new series of Bonds and, in accordance with Section 126 of the Mortgage, to add to the covenants and agreements contained in the Mortgage, as heretofore supplemented, certain other covenants and agreements to be observed by it and modify in certain respects provisions contained in the Mortgage, as heretofore supplemented; and

         WHEREAS, the execution and delivery by the Company of this Sixty-Fifth Supplemental Indenture, and the terms of the Bond of the Sixty-Fifth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate resolutions of said Board of Directors;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Houston Lighting & Power Company, in consideration of the premises and in order further to secure the payment of the principal of and premium, if any, and interest on the Bonds from time to time issued under the Mortgage, as heretofore supplemented, according to their tenor and effect, and performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification or alteration made as in the Mortgage provided) and of said
Bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms unto Texas Commerce Bank National Association, as Trustee under the Mortgage, as heretofore supplemented, and to its successor or successors in said trust and to it and its and their assigns forever, all properties, whether real, personal or mixed of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature acquired by the Company on or after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), and whether now owned or hereafter acquired by the Company and wheresoever situated, including (without limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Sixty-Fifth Supplemental Indenture) all lands, flowage rights, water rights, flumes, raceways, dams, rights-of-way and roads; all plants for the generation of electricity by water, steam and/or other power, power houses, gas plants, telephone systems, water works, water systems, steam heat plants, hot water plants, substations, measuring stations, regulating stations, gathering lines, gas transportation lines, transmission lines, distributing systems, bridges, culverts, tracks, rolling stock, vehicles, buses, automobiles, ice plants, refrigeration plants, railway systems whether street or interurban, all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical, gas or mechanical, conduits, cables and lines; all pipes whether for water, steam heat, gas or other purposes; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture and chattels; all municipal franchises and other franchises; all lines for the transportation, transmission and/or distribution of electric current, gas, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights-of-way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property herein or in the Mortgage, as heretofore supplemented, described or referred to.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 59 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

         PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Sixty-Fifth Supplemental Indenture and from the lien and operation of the Mortgage, as heretofore supplemented:
(1) cash, shares of stock and obligations

(including bonds, notes and other securities) not herein or in the Mortgage, as heretofore supplemented, specifically pledged, paid, deposited or delivered hereunder or under the Mortgage, as heretofore supplemented, or covenanted to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged hereunder or under the Mortgage, as heretofore supplemented, or covenanted so to be; and (4) all timber, minerals, mineral rights and royalties; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as heretofore supplemented, and this Sixty-Fifth Supplemental Indenture in the above subdivisions (2) and (3) of this paragraph shall (to the extent permitted by law) cease to be excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Mortgage by reason of the occurrence of a completed default as defined in
Section 67 thereof.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid or intended so to be, unto the Trustee and its successors and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisions and covenants as are set forth in the Mortgage, as heretofore supplemented, this Sixty-Fifth Supplemental Indenture being supplemental to the Mortgage.

         AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as heretofore supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:

                                   ARTICLE I.

                          Sixty-Fifth Series of Bonds

         SECTION 1. There shall be a series of Bonds designated "Pollution Control 15% Series due October 15, 2015" (herein sometimes referred to as the "Bond of the Sixty-Fifth Series") of which the Company shall be authorized to issue a maximum of $58,905,000 in total principal amount, each of which shall also bear the descriptive title First Mortgage Bond and the form thereof and the terms and provisions thereof are hereby established as follows:

                    [FORM OF BOND OF THE SIXTY-FIFTH SERIES]

         THE BOND REPRESENTED BY THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, AS HEREIN DEFINED. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

                        HOUSTON LIGHTING & POWER COMPANY
                              FIRST MORTGAGE BOND,
               POLLUTION CONTROL 15% SERIES DUE OCTOBER 15, 2015

No...........                                               $...................

         Houston Lighting & Power Company, a corporation of the State of Texas (hereinafter called the Company), for value received, hereby promises to pay to The First National Bank of Chicago (First Chicago), acting in its capacity as trustee (MCND Trustee) under that certain Trust Indenture, dated as of July 1, 1995 (Trust Indenture), between the Matagorda County Navigation District Number One and First Chicago relating to the Matagorda County Navigation District Number One Collateralized Revenue Refunding Bonds (Houston Lighting & Power Company Project) Series 1995 (Series 1995 Revenue Bonds), and its successors, on October 15, 2015 at the office or agency of the Company in the City of Houston, Texas, ____________ Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the MCND Trustee interest thereon from July 1, 1995 or the most recent April 15 or October 15 to which interest has been paid or duly provided for, at the rate of 15% per annum in like coin or currency, at said office or agency on April 15 and October 15 in each year, commencing April 15, 1996 and at maturity, until the Company's obligation with respect to the payment of such principal shall have been discharged. Notwithstanding the foregoing, the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond, whether at maturity, upon redemption or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged if at the time any such payment shall be due, the then-due principal or purchase price of, premium, if any, or interest on the Series 1995 Revenue Bonds shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged. In addition, such obligation to make any payment of the principal of, premium, if any, or interest on this Bond at any time shall be deemed to have been satisfied and discharged to the extent that the amount of the Company's obligation to make any payment of the principal of and premium, if any, and interest on this Bond exceeds the obligation of the Company at that time to make any Installment Payment (as defined in that certain Installment Payment and Bond Amortization Agreement, dated as of July 1, 1995 (Agreement), between the Matagorda County Navigation District Number One and the Company relating to the Series 1995 Revenue Bonds).

         The Sixty-Fifth Supplemental Indenture to the Mortgage hereinafter mentioned provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, taken, reserved, charged or received, it being the intention of the parties hereto to conform strictly to the usury laws of the State of Texas.

         This Bond shall not become obligatory until Texas Commerce Bank National Association, the Trustee under the Mortgage hereinafter mentioned, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Houston Lighting & Power Company has caused this Bond to be signed in its name by its President or one of its Vice Presidents and its corporate seal to be impressed or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

         Dated................
                                   HOUSTON LIGHTING & POWER COMPANY

                                   By..............................
                                                          President
Attest:

 .........................
                Secretary


This is the Bond of the series
herein designated, provided for in
the within-mentioned Mortgage.

TEXAS COMMERCE BANK                             HOUSTON INDUSTRIES INCORPORATED,
NATIONAL ASSOCIATION,                                            Transfer Agent,
  Trustee/Authenticating Agent,

By________________________________              By______________________________
           Authorized Signatory                             Authorized Officer

                        HOUSTON LIGHTING & POWER COMPANY

                              FIRST MORTGAGE BOND,

               POLLUTION CONTROL 15% SERIES DUE OCTOBER 15, 2015


         This Bond is the Bond of the Company of the series specified in the title hereof, and is issued in the aggregate principal amount of $58,905,000 in order to provide the benefit of a lien to secure the obligations of the Company to pay the Installment Payments (as defined in the Agreement) under the Agreement, and is together with all Bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for other Bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of November 1, 1944, executed by the Company to South Texas Commercial National Bank of Houston (Texas Commerce Bank National Association, as successor trustee), as Trustee, to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the Bonds in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the Bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the Bonds and/or Coupons and/or the terms and provisions of the Mortgage may be modified or altered by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding under the Mortgage and, if the rights of one or more, but fewer than all, series of Bonds then outstanding are to be affected, then also by the affirmative vote of the holders of at least seventy per centum (70%) in principal amount of the Bonds then outstanding of each series of Bonds so to be affected (excluding in any case Bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the holder hereof, no such modification or alteration, among other things, shall impair or affect the right of the holder to receive payment of the principal of and premium, if any, and interest on this Bond, on or after the respective due dates expressed herein, or permit the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of the benefit of a lien on the mortgaged and pledged property.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         The applicable Supplemental Indenture to the Mortgage provides that the amount of interest payable or paid on this Bond shall be limited and subject to reduction to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, taken, reserved, charged or received.

         The Mortgage provides that no holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the foreclosure of the Mortgage or for the execution of any trust thereof or for the appointment of a receiver or any other remedy thereunder, unless (i) such holder shall have previously given to the Trustee written notice of a default,
(ii) the holders of 25% in principal amount of the Bonds then outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers granted to it in the Mortgage or to institute such action, suit or proceeding in its own name, (iii) such holders shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred and (iv) the Trustee shall have declined to take such action or shall have failed to do so within 60 days thereafter. Notwithstanding any other provision of the Mortgage, the right of any holder of any Bond to receive payment of the principal of and interest on such Bond, on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder. The Mortgage provides that the holders of not less than a majority in principal amount of the Bonds at the time outstanding may direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee; provided, however, that such direction shall not be otherwise than in accordance with the provisions of law and the Mortgage and that, subject to certain provisions of the Mortgage, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall by responsible officers determine that the action or proceeding so directed would involve the Trustee in personal liability or be unjustifiably prejudicial to nonassenting bondholders or that it will not be sufficiently indemnified for any expenditures in any action or proceeding so directed.

         This Bond has been issued and delivered to, registered in the name of and pledged with the MCND Trustee under the Trust Indenture for the ratable benefit of the owners of the Series 1995 Revenue Bonds and shall not be transferable except to any successor trustee under the Trust Indenture, any such transfer to be made at the office or agency of the Company in the City of Houston, Texas, upon surrender and cancellation of this Bond, and thereupon a new fully registered Bond of the same series for a like principal amount will be issued to such transferee in exchange herefor as provided in the Mortgage. The Company hereby waives any right to make a charge for such an exchange or transfer of this Bond. The Company and the Trustee may deem and treat the MCND Trustee as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the MCND Trustee, signed by its president, a vice president or a trust officer, stating that an Installment Payment has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of this series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except

(i) pursuant to the provisions of the second immediately following paragraph or
(ii) that in the event that any of the Series 1995 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1995 Revenue Bonds, the Bond of this series, in a principal amount equal to the aggregate principal amount of the Series 1995 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1995 Revenue Bonds, at the principal amount thereof, plus accrued interest thereon equal to the amount of accrued interest of Series 1995A Revenue Bonds so to be redeemed to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of this series is required pursuant to clause (ii) of the immediately preceding paragraph unless and until it shall have received a written notice from the MCND Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that Series 1995 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and date fixed for redemption of the Series 1995 Revenue Bonds so to be redeemed.

         The Bonds of this series shall also be redeemable in whole, by payment of the principal amount thereof plus accrued interest thereon equal to the amount of accrued interest of all of the Series 1995 Revenue Bonds then outstanding under the Trust Indenture to the date fixed for redemption, upon receipt by the Trustee of a written demand from the MCND Trustee under the Trust Indenture stating that the principal amount of all the Series 1995 Revenue Bonds then outstanding under the Trust Indenture has been declared immediately due and payable pursuant to the provisions of Section 8.02 of the Trust Indenture. The date fixed for such redemption shall not be more than 180 days after receipt by the Trustee of the aforesaid written demand and a notice of redemption shall be (i) published pursuant to the provisions of Section 54 of the Mortgage and (ii) delivered to each registered holder of a Bond of this series not less than 20 days prior to the date so fixed for such redemption pursuant to the provisions of Section 54 of the Mortgage. Such notice of redemption shall be rescinded and become null and void for all purposes under the Mortgage upon rescission, annulment or waiver of the aforesaid written demand or the aforesaid declaration of maturity pursuant to the terms and provisions of the Trust Indenture, and thereupon the obligation to redeem the Bonds of this series shall terminate and no redemption of the Bonds of this series and no payments in respect thereof as specified in such notice of redemption shall be effected or required.

         The Company hereby waives its right to have any notice of redemption
(i) by reason of a Determination of Taxability or (ii) pursuant to the provisions of the immediately preceding paragraph state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice will not be conditional.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Mortgage.

                             [END OF FORM OF BOND]

         The Bond of the Sixty-Fifth Series shall be issued as a fully registered Bond; it shall bear interest at the rate per annum shown in its title, payable semi annually on April 15 and October 15 of each year, commencing April 15, 1996, and at maturity; the principal of and premium, if any, and interest on said Bond to be payable at the office or agency of the Company in the City of Houston, Texas, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Bond of the Sixty-Fifth Series shall be dated as in Section 10 of the Mortgage provided.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and premium, if any, and interest on the Bond of the Sixty-Fifth Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the MCND Trustee, signed by its president, a vice president or a trust officer, stating that an Installment Payment, as such term is defined in the Agreement, has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Bond of the Sixty-Fifth Series shall not be redeemable at the option of the Company or otherwise pursuant to the requirements of the Mortgage, except (i) pursuant to the provisions of the second immediately following paragraph or (ii) that in the event that any of the Series 1995 Revenue Bonds are to be redeemed pursuant to the terms thereof by reason of a Determination of Taxability, as such term is defined in the form of the Series 1995 Revenue Bonds, the Bond of the Sixty-Fifth Series, in a principal amount equal to the aggregate principal amount of the Series 1995 Revenue Bonds so to be redeemed, shall be redeemed by the Company, on the date fixed for redemption of such Series 1995 Revenue Bonds, at the principal amount thereof, plus accrued interest thereon equal to the amount of accrued interest of the Series 1995 Revenue Bonds so to be redeemed to such date fixed for redemption.

         The Trustee may conclusively presume that no redemption of the Bond of the Sixty-Fifth Series is required pursuant to clause (ii) of the immediately preceding paragraph unless and until it shall have received a written notice from the MCND Trustee under the Trust Indenture, signed by its president, a vice president or a trust officer, stating that the Series 1995 Revenue Bonds are to be redeemed by reason of such Determination of Taxability and specifying the principal amount and the date fixed for redemption of the Series 1995 Revenue Bonds so to be redeemed.

         The Bonds of the Sixty-Fifth Series shall also be redeemable in whole, by payment of the principal amount thereof plus accrued interest thereon equal to the amount of accrued interest of all of the Series 1995 Revenue Bonds then outstanding under the Trust Indenture to the date fixed for redemption, upon receipt by the Trustee of a written demand from the MCND Trustee under the Trust Indenture stating that the principal amount of all the Series 1995 Revenue Bonds then outstanding under the Trust Indenture has been declared immediately due and payable pursuant to the provisions of Section 8.02 of the Trust Indenture. The date fixed for such redemption shall not be more than 180 days after receipt by the Trustee of the aforesaid written demand and a notice of redemption shall be (i) published pursuant to the provisions of
Section 54 of the Mortgage and (ii) delivered to each registered holder of a Bond of the Sixty-Fifth Series not less than 20 days prior to the date so fixed for such redemption pursuant to the provisions of Section 54 of the Mortgage. Such notice of redemption shall be rescinded and become null and void for all purposes under the Mortgage upon rescission, annulment or waiver of the aforesaid written demand or the aforesaid declaration of maturity pursuant to the terms and provisions of the Trust Indenture, and thereupon the obligation to redeem the Bonds of the Sixty-Fifth Series shall terminate and no redemption of the Bonds of the Sixty-Fifth Series and no payments in respect thereof as specified in such notice of redemption shall be effected or required.

         The Company hereby waives its right to have any notice of redemption
(i) by reason of a Determination of Taxability or (ii) pursuant to the provisions of the immediately preceding paragraph state that such notice is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption. Notwithstanding the provisions of Section 54 of the Mortgage, any such notice shall not be conditional.

                                  ARTICLE II.

                          Replacement Fund Provisions

         SECTION 2. Section 3 of the First Supplemental Indenture, as heretofore amended, is hereby further amended by inserting "Sixty-Fifth Series," before the words "Sixty-Fourth" each time such words appear in said
Section 3, as heretofore amended.

                                  ARTICLE III.

                            Miscellaneous Provisions

         SECTION 3. Subject to the amendments provided for in this Sixty-Fifth Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Sixty-Fifth Supplemental Indenture, have the meaning specified in the Mortgage, as heretofore supplemented.

         So long as any Bonds of the Sixty-Fifth Series are outstanding, whenever a net earnings certificate is required by the Mortgage to be furnished to the Trustee as a condition precedent to the authentication and delivery of Bonds, no Bonds shall be authenticated and delivered by the Trustee unless such net earnings certificate shall show, in addition to the matters required by Sections 7 and 28 of the Mortgage, that after deducting from the net earnings of the Company as so calculated an amount equal to the Company's expenses and provisions for renewals, replacements, depreciation, depletion, retirement and amortization of property during the period for which such net earnings shall have been calculated, the





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
remainder of the net earnings of the Company shall have been at least equivalent to twice the annual interest requirements as shown by such net earnings certificate.

         SECTION 4. This Sixty-Fifth Supplemental Indenture and the Bond of the Sixty-Fifth Series shall be deemed to be a contract made under the laws of the State of Texas, and for all purposes shall be construed in accordance with the laws of said State.

         The amount of interest payable or paid on the Bond of the Sixty-Fifth Series shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, taken, reserved, charged or received (the "Maximum Interest Rate"). If, as a result of any circumstances whatsoever, the Company or any other person is deemed to have paid interest (or amounts deemed to be interest under applicable law) or any holder of a Bond of this Sixty-Fifth Series is deemed to have contracted for, taken, reserved, charged or received interest (or amounts deemed to be interest under applicable law), in excess of the Maximum Interest Rate, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of validity, and if from any such circumstance, the Trustee, acting on behalf of the holders, or any holder shall ever receive interest or anything that might be deemed interest under applicable law that would exceed the Maximum Interest Rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing on the applicable Bond or Bonds and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of any such Bond or Bonds, such excess shall be refunded to the Company. In addition, for purposes of determining whether payments in respect of the Bond of the Sixty-Fifth Series are usurious, all sums paid or agreed to be paid with respect to such Bond for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bond.

         SECTION 5. The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

         The Trustee shall not be responsible in any manner whatsoever for or in respect to the validity or sufficiency of this Sixty-Fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVI of the Mortgage shall apply to and form part of this Sixty-Fifth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixty-Fifth Supplemental Indenture.

         SECTION 6. Subject to the provisions of Articles XV and XVI of the Mortgage, whenever in this Sixty-Fifth Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Sixty-Fifth Supplemental Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 7. Nothing in this Sixty-Fifth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented, any right, remedy or claim under or by reason of this Sixty-Fifth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Sixty-Fifth Supplemental Indenture, by or on behalf of the Company, shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the Bonds and coupons outstanding under the Mortgage, as heretofore supplemented.

         SECTION 8. This Sixty-Fifth Supplemental Indenture may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, HOUSTON LIGHTING & POWER COMPANY and TEXAS COMMERCE BANK NATIONAL ASSOCIATION each has caused this Sixty-Fifth Supplemental Indenture to be signed in its corporate name and its corporate seal to be affixed and attested by its duly authorized officers as of the 1st day of July, 1995.


                                        HOUSTON LIGHTING & POWER COMPANY

Attest:                                 By /s/ K. W. Nabors
                                           --------------------------------
                                           Vice President
/s/ Rufus S. Scott
----------------------------------
Assistant Secretary

                                                 [Corporate Seal]

                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION,

                                                                As Trustee.


Attest:                                 By  /s/ Wayne Mentz
                                            --------------------------------
                                            Wayne Mentz
/s/ Jo Anne K. Gulliver                     Assistant Vice President
-------------------------------             & Trust Officer
    Jo Anne Gulliver
    Vice President
      & Trust Officer



                                                        [Corporate Seal]

STATE OF TEXAS
COUNTY OF HARRIS

      This instrument was acknowledged before me on July 10, 1995 by K. W. Nabors of Houston Lighting & Power Company, a Texas corporation, on behalf of said corporation.

                                        /s/ Miroslava D. Massar
                                        ---------------------------------------
                                        Notary Public for the State of Texas
                                        My Commission Expires: 9/30/96
                                        [Notarial Seal]

STATE OF TEXAS
COUNTY OF HARRIS

      This instrument was acknowledged before me on July 14, 1995 by Wayne Mentz, Assistant Vice President & Trust Officer of Texas Commerce Bank National Association, a national banking association organized under the laws of the United States, on behalf of said association.


                                        /s/ Connie J. Arndt
                                        ---------------------------------------
                                        Notary Public for
                                        the State of Texas
                                        My Commission Expires: 3/6/99
                                        [Notarial Seal]

STATE OF TEXAS
COUNTY OF HARRIS

      The undersigned, Rufus S. Scott, Assistant Corporate Secretary of Houston Lighting & Power Company, a corporation of the State of Texas, being first duly sworn, deposes and says that Houston Lighting & Power Company, the corporation that executed the foregoing instrument, is a utility as defined in
Section 35.01(2) of the Business and Commerce Code of the State of Texas, that is to say a corporation engaged in Texas in the generation, transmission or distribution and sale of electric power.



                                        /s/ Rufus S. Scott
                                        ----------------------------------
                                            Rufus S. Scott



Subscribed and sworn to before me
this 10th day of July, 1995



/s/ Bonita Gatlin                                [Notarial Seal]
Notary Public for the State of Texas


My Commission Expires:

 4-27-96





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